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                                                                EXHIBIT 25

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                            ----------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                          13-5160382
(State of incorporation                                       (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                                    10286
(Address of principal executive offices)                        (Zip code)

                            ----------------------

                             WESTVACO CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware                                                          13-1466285
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

299 Park Avenue
New York, New York                                                10171
(Address of principal executive offices)                        (Zip code)

                            ______________________

                                Debt Securities
                      (Title of the indenture securities)


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1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                    Name                                 Address
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     Superintendent of Banks of the State of       2 Rector Street, New York,
     New York                                      N.Y. 10006, and Albany, N.Y.
                                                   12203

     Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                   N.Y. 10045

     Federal Deposit Insurance Corporation         Washington, D.C. 20429

     New York Clearing House Association           New York, New York 10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                      -2-
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     6. The consent of the Trustee required by Section 321(b) of the Act.
        (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-
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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of February, 1997.



                                                  THE BANK OF NEW YORK



                                                  By:  /S/ PAUL J. SCHMALZEL
                                                      --------------------------
                                                      Name:  PAUL J. SCHMALZEL
                                                      Title: ASSISTANT TREASURER

                                      -4-
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                      Consolidated Report of Condition of             EXHIBIT 7

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                      Dollar Amounts
         ASSETS                                        in Thousands
         Cash and balances due from depository
           institutions:
           Noninterest-bearing balances and
           currency and coin......................     $ 4,404,522
           Interest-bearing balances..............         732,833
         Securities:
           Held-to-maturity securities............         789,964
           Available-for-sale securities..........       2,005,509
         Federal funds sold in domestic offices
           of the bank:
           Federal funds sold.....................       3,364,838
         Loans and lease financing receivables:
           Loans and leases, net of unearned
             income ....................28,728,602
           LESS: Allowance for loan and
             lease losses .................584,525
           LESS: Allocated transfer risk
             reserve...........................429
           Loans and leases, net of unearned
             income, allowance, and reserve.......      28,143,648
         Assets held in trading accounts..........       1,004,242
         Premises and fixed assets (including
           capitalized leases)....................         605,668
         Other real estate owned..................          41,238
         Investments in unconsolidated
           subsidiaries and associated
           companies..............................         205,031
         Customers' liability to this bank on
           acceptances outstanding................         949,154
         Intangible assets........................         490,524
         Other assets.............................       1,305,839
                                                       -----------
         Total assets.............................     $44,043,010
                                                       ===========

         LIABILITIES
         Deposits:
           In domestic offices....................     $20,441,318
           Noninterest-bearing ..........8,158,472
           Interest-bearing ............12,282,846
           In foreign offices, Edge and
           Agreement subsidiaries, and IBFs.......      11,710,903
           Noninterest-bearing .............46,182
           Interest-bearing ............11,664,721
         Federal funds purchased in domestic
           offices of the bank:
           Federal funds purchased................       1,565,288
         Demand notes issued to the U.S.
           Treasury...............................         293,186
         Trading liabilities......................         826,856
         Other borrowed money:
           With original maturity of one year
             or less..............................       2,103,443
           With original maturity of more than
             one year.............................          20,766
         Bank's liability on acceptances executed
             and outstanding......................         951,116
         Subordinated notes and debentures........       1,020,400
         Other liabilities........................       1,522,884
                                                       -----------
         Total liabilities........................      40,456,160
                                                       -----------

         EQUITY CAPITAL
         Common stock.............................         942,284
         Surplus..................................         525,666
         Undivided profits and capital
           reserves...............................       2,129,376
         Net unrealized holding gains (losses)
           on available-for-sale securities.......          (2,073)
         Cumulative foreign currency translation
           adjustments............................          (8,403)
                                                       -----------
         Total equity capital.....................       3,586,850
                                                       -----------
         Total liabilities and equity capital ....     $44,043,010
                                                       ===========


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                      J. Carter Bacot
                      Thomas A. Renyi          Directors
                      Alan R. Griffith

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